UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02809 and 811-10095

Name of Fund:    BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2014

Date of reporting period: 03/31/2014

Item 1 – Report to Stockholders

MARCH 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Value Opportunities Fund, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014

Shareholder Letter

Dear Shareholder,

One year ago, U.S. financial markets were improving despite a sluggish global economy, as easy monetary policy provided investors with enough conviction to take on more risk in their portfolios. Slow but positive growth in the U.S. was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue to maintain its aggressive monetary stimulus programs.

Sentiment swiftly reversed in May when then-Fed Chairman Bernanke first mentioned the possibility of reducing (or “tapering”) the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. U.S. Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Global equities also suffered as investors feared the implications of a potential end to a program that had greatly supported the markets. Emerging markets, which are more sensitive to changes in global liquidity, were particularly hurt by the prospect of ebbing cash flows from the U.S. Markets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

Although the tone of economic and financial news was mixed during the autumn, it was a surprisingly positive period for most asset classes. Early on, the Fed defied market expectations with its decision to delay tapering, but higher volatility returned in late September when the U.S. Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October. Equities and other so-called “risk assets” managed to resume their rally when politicians engineered a compromise to reopen the government and extend the debt ceiling.

The remainder of 2013 was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. When the Fed ultimately announced its tapering plans in mid-December, markets reacted positively, as this action signaled the Fed’s perception of real improvement in the economy, and investors were finally relieved from the anxiety that had gripped them for quite some time.

The start of the new year brought another turn in sentiment, as heightened risks in emerging markets and mixed U.S. economic data caused global equities to weaken in January while bond markets found renewed strength. Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the Fed’s new Chairwoman, Janet Yellen. While U.S. economic data pointed to softer growth, investors viewed this trend as temporarily driven by poor winter weather and continued adding risk to their portfolios on the belief that growth would pick up in the coming months. In March, markets focused on decelerating growth in China and tensions between Russia and Ukraine over the disputed region of Crimea. Additionally, investors were caught off guard by a statement from Chairwoman Yellen indicating that the Fed may raise short-term interest rates earlier than the markets had previously forecasted. Bond markets came under pressure as the middle of the yield curve vaulted higher in response to the unexpected shift in forward guidance.

Against a backdrop of modest economic growth, investors over the past year remained highly attuned to potential changes in monetary policy. Despite the fact that markets were gearing up for a modest shift toward tighter conditions from the Fed, equity markets in the developed world generated strong returns for the six- and 12-month periods ended March 31, with stocks in the United States performing particularly well. In contrast, emerging markets were weighed down by concerns about reduced global liquidity, severe currency weakness, high levels of debt and uneven growth.

Interest rate uncertainty posed a headwind for fixed income assets, and higher-quality sectors of the market experienced heightened volatility and poor performance over the reporting period. High yield bonds, however, benefited from income-oriented investors’ search for yield in the overall low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

In a modest global growth environment, expectations around monetary policy changes continued to be a key theme in financial market performance.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	12.51%	21.86%
U.S. small cap equities (Russell 2000® Index)	9.94	24.90
International equities (MSCI Europe, Australasia, Far East Index)	6.41	17.56
Emerging market equities (MSCI Emerging Markets Index)	1.39	(1.43)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.03	0.07
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	0.85	(4.38)
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	1.70	(0.10)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.91	0.31
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	6.66	7.53

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2014	BlackRock Value Opportunities Fund, Inc.

Investment Objective

BlackRock Value Opportunities Fund, Inc.’s (the “Fund”) investment objective is to seek long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that the Fund manager believes have special investment value and emerging growth companies regardless of size.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended March 31, 2014, the Fund, through its investment in Master Value Opportunities LLC (the “Master LLC”), generated strong returns. The Fund’s Institutional, Investor A and Class R shares outperformed the benchmark, the S&P SmallCap 600® Value Index, while the Investor B and Investor C shares underperformed.

What factors influenced performance?

•

The Master LLC’s overweight and stock selection in health care contributed positively to performance, especially in health care equipment & supplies as well as biotechnology. Positioning in financials was also beneficial, particularly due to selection of stocks in the insurance and consumer finance industries. An overweight to and security selection in the energy sector had a positive impact on returns, specifically within the oil, gas & consumable fuels space. Security selection within telecommunication services and an underweight to utilities enhanced results for the period.

•

Conversely, stock selection in consumer discretionary was challenged during the period, with weakness in specialty retail and household durables names. Also detracting from performance was the Master LLC’s underweight to and security selection within information technology

(“IT”), specifically within the semiconductors & semiconductor equipment industry as well as electronic equipment, instruments & components. Additionally, security selection within consumer staples, mainly in beverages, and the materials sector, notably within metals & mining, detracted from relative returns. Furthermore, security selection in industrials, particularly in machinery and road & rail stocks, had a negative impact on performance for the period.

Describe recent portfolio activity.

•

During the 12-month period, the Master LLC increased exposure to media (consumer discretionary), electric utilities, electronic equipment, instruments & components (IT), biotechnology (health care) and building products (industrials), and decreased exposure to health care providers & services, banks and insurance (financials) and aerospace & defense (industrials).

Describe portfolio positioning at period end.

•

Relative to the S&P SmallCap 600® Value Index, the Master LLC ended the period with overweight exposures to health care, energy and consumer discretionary and underweights in the industrials, financials and materials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014

BlackRock Value Opportunities Fund, Inc.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.
[2]

The Fund invests all of its assets in the Master LLC. The Master LLC invests primarily in common stock of small companies and emerging growth companies that the Master LLC’s management believes have special investment value.

[3]	This unmanaged index measures performance of the small capitalization value sector of the U.S. equity market.

Performance Summary for the Period Ended March 31, 2014
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	14.09%	28.93%	N/A	25.93%	N/A	7.62%	N/A
Investor A	13.96	28.56	21.81%	25.56	24.21%	7.33	6.76%
Investor B	13.40	27.15	22.65	24.31	24.14	6.58	6.58
Investor C	13.46	27.47	26.47	24.39	24.39	6.37	6.37
Class R	13.74	28.17	N/A	25.14	N/A	6.97	N/A
S&P SmallCap 600® Value Index	11.95	28.00	N/A	25.75	N/A	9.69	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,140.90	$5.34	$1,000.00	$1,019.95	$5.04	1.00%
Investor A	$1,000.00	$1,139.60	$6.67	$1,000.00	$1,018.70	$6.29	1.25%
Investor B	$1,000.00	$1,134.00	$11.97	$1,000.00	$1,013.71	$11.30	2.25%
Investor C	$1,000.00	$1,134.60	$11.12	$1,000.00	$1,014.51	$10.50	2.09%
Class R	$1,000.00	$1,137.40	$8.10	$1,000.00	$1,017.35	$7.64	1.52%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master LLC, the expense table reflects the net expenses of both the Fund and the Master LLC in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on October 1, 2013 and held through March 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014

Statement of Assets and Liabilities	BlackRock Value Opportunities Fund, Inc.

March 31, 2014

Assets
Investments at value — Master LLC (cost — $780,726,262)	$1,028,689,982
Withdrawals receivable from the Master LLC	1,564,008
Capital shares sold receivable	450,155
Prepaid expenses	54,600

Total assets	1,030,758,745

Liabilities
Capital shares redeemed payable	2,014,163
Transfer agent fees payable	386,259
Service and distribution fees payable	296,005
Administration fees payable	220,767
Other affiliates payable	30,332
Officer’s fees payable	137
Other accrued expenses payable	51,570

Total liabilities	2,999,233

Net Assets	$1,027,759,512

Net Assets Consist of
Paid-in capital	$963,340,961
Accumulated net investment loss	(3,063,907)
Accumulated net realized loss allocated from the Master LLC	(180,481,262)
Net unrealized appreciation/depreciation allocated from the Master LLC	247,963,720

Net Assets	$1,027,759,512

Net Asset Value
Institutional — Based on net assets of $308,696,803 and 9,798,023 shares outstanding, 100 million shares authorized, $0.10 par value	$31.51

Investor A — Based on net assets of $479,719,406 and 15,626,189 shares outstanding, 100 million shares authorized, $0.10 par value	$30.70

Investor B — Based on net assets of $10,654,745 and 426,909 shares outstanding, 100 million shares authorized, $0.10 par value	$24.96

Investor C — Based on net assets of $200,244,906 and 8,396,763 shares outstanding, 100 million shares authorized, $0.10 par value	$23.85

Class R — Based on net assets of $28,443,652 and 1,108,433 shares outstanding, 100 million shares authorized, $0.10 par value	$25.66

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014	7

Statement of Operations	BlackRock Value Opportunities Fund, Inc.

Year Ended March 31, 2014

Investment Income
Net investment income allocated from the Master LLC:
Dividends — unaffiliated	$11,050,037
Foreign taxes withheld	(24,272)
Securities lending — affiliated — net	1,162,706
Dividends — affiliated	10,191
Other income — affiliated	139,086
Expenses	(5,315,551)
Fees waived	16,618

Total income	7,038,815

Fund Expenses
Administration	2,443,291
Service — Investor A	1,115,189
Service and distribution — Investor B	144,415
Service and distribution — Investor C	1,879,060
Service and distribution — Class R	142,211
Transfer agent — Institutional	470,395
Transfer agent — Investor A	803,065
Transfer agent — Investor B	81,444
Transfer agent — Investor C	543,320
Transfer agent — Class R	63,004
Registration	78,086
Professional	76,832
Printing	46,831
Officer	348
Miscellaneous	17,556

Total expenses	7,905,047

Net investment loss	(866,232)

Realized and Unrealized Gain Allocated from the Master LLC
Net realized gain from investments and foreign currency transactions	187,904,675
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	57,610,706

Total realized and unrealized gain	245,515,381

Net Increase in Net Assets Resulting from Operations	$244,649,149

See Notes to Financial Statements.

8	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014

Statements of Changes in Net Assets	BlackRock Value Opportunities Fund, Inc.

	Year Ended March 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment loss	$(866,232)	$(509,681)
Net realized gain	187,904,675	99,745,869
Net change in unrealized appreciation/depreciation	57,610,706	5,796,754

Net increase in net assets resulting from operations	244,649,149	105,032,942

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(141,288,532)	(102,504,930)

Net Assets
Total increase in net assets	103,360,617	2,528,012
Beginning of year	924,398,895	921,870,883

End of year	$1,027,759,512	$924,398,895

Accumulated net investment loss, end of year	$(3,063,907)	$(2,404,926)

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014	9

Financial Highlights	BlackRock Value Opportunities Fund, Inc.

	Institutional
	Year Ended March 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$24.44	$21.52	$21.36	$16.70	$10.01

Net investment income[1]	0.08	0.08	0.04	0.05	0.09
Net realized and unrealized gain	6.99	2.84	0.12	4.65 [2]	6.65 [2]

Net increase from investment operations	7.07	2.92	0.16	4.70	6.74

Dividends from net investment income[3]	—	—	—	(0.04)	(0.05)

Net asset value, end of year	$31.51	$24.44	$21.52	$21.36	$16.70

Total Investment Return[4]
Based on net asset value	28.93%	13.57%	0.75%	28.24%	67.43%[5]

Ratios to Average Net Assets[6]
Total expenses	0.97%[7]	0.99%[7]	1.00%[7]	1.01%	1.07%

Net investment income	0.30%[7]	0.37%[7]	0.19%[7]	0.30%	0.63%

Supplemental Data
Net assets, end of year (000)	$308,697	$280,316	$249,012	$418,333	$288,028

Portfolio turnover of the Master LLC	61%	51%	45%	52%	79%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total investment return. Not including these proceeds, the Fund’s total investment return would have been 67.13%.

[6]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[7]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

See Notes to Financial Statements.

10	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor A
	Year Ended March 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$23.88	$21.08	$20.99	$16.41	$9.85

Net investment income (loss)[1]	0.00 [2]	0.02	(0.03)	0.00 [2]	0.04
Net realized and unrealized gain	6.82	2.78	0.12	4.58 [3]	6.54 [3]

Net increase from investment operations	6.82	2.80	0.09	4.58	6.58

Dividends from net investment income[4]	—	—	—	(0.00)[5]	(0.02)

Net asset value, end of year	$30.70	$23.88	$21.08	$20.99	$16.41

Total Investment Return[6]
Based on net asset value	28.56%	13.28%	0.43%	27.92%	66.80%[7]

Ratios to Average Net Assets[8]
Total expenses	1.25%[9]	1.26%[9]	1.30%[9]	1.29%	1.35%

Net investment income (loss)	0.01%[9]	0.09%[9]	(0.14)%[9]	0.02%	0.33%

Supplemental Data
Net assets, end of year (000)	$479,719	$416,998	$397,591	$445,797	$403,008

Portfolio turnover of the Master LLC	61%	51%	45%	52%	79%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[7]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total investment return. Not including these proceeds, the Fund’s total investment return would have been 66.49%.

[8]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[9]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014	11

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor B
	Year Ended March 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$19.63	$17.50	$17.61	$13.89	$8.41

Net investment loss[1]	(0.24)	(0.15)	(0.18)	(0.13)	(0.07)
Net realized and unrealized gain	5.57	2.28	0.07	3.85 [2]	5.55 [2]

Net increase (decrease) from investment operations.	5.33	2.13	(0.11)	3.72	5.48

Net asset value, end of year	$24.96	$19.63	$17.50	$17.61	$13.89

Total Investment Return[3]
Based on net asset value	27.15%	12.17%	(0.62)%	26.78%	65.16%[4]

Ratios to Average Net Assets[5]
Total expenses	2.37%[6]	2.24%[6]	2.30%[6]	2.25%	2.34%

Net investment loss	(1.09)%[6]	(0.90)%[6]	(1.14)%[6]	(0.93)%	(0.64)%

Supplemental Data
Net assets, end of year (000)	$10,655	$22,579	$54,590	$88,310	$109,461

Portfolio turnover of the Master LLC	61%	51%	45%	52%	79%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total investment return. Not including these proceeds, the Fund’s total investment return would have been 64.92%.

[5]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

See Notes to Financial Statements.

12	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor C
	Year Ended March 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$18.71	$16.67	$16.76	$13.23	$8.01

Net investment loss[1]	(0.18)	(0.13)	(0.17)	(0.13)	(0.08)
Net realized and unrealized gain	5.32	2.17	0.08	3.66 [2]	5.30 [2]

Net increase (decrease) from investment operations	5.14	2.04	(0.09)	3.53	5.22

Net asset value, end of year	$23.85	$18.71	$16.67	$16.76	$13.23

Total Investment Return[3]
Based on net asset value	27.47%	12.24%	(0.54)%	26.68%	65.17%[4]

Ratios to Average Net Assets[5]
Total expenses	2.11%[6]	2.17%[6]	2.25%[6]	2.26%	2.40%

Net investment loss	(0.84)%[6]	(0.82)%[6]	(1.09)%[6]	(0.94)%	(0.71)%

Supplemental Data
Net assets, end of year (000)	$200,245	$176,629	$190,059	$232,996	$215,916

Portfolio turnover of the Master LLC	61%	51%	45%	52%	79%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total investment return. Not including these proceeds, the Fund’s total investment return would have been 64.92%.

[5]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014	13

Financial Highlights (concluded)	BlackRock Value Opportunities Fund, Inc.

	Class R
	Year Ended March 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$20.02	$17.73	$17.72	$13.90	$8.36

Net investment loss[1]	(0.06)	(0.04)	(0.08)	(0.05)	(0.01)
Net realized and unrealized gain	5.70	2.33	0.09	3.87 [2]	5.55 [2]

Net increase from investment operations	5.64	2.29	0.01	3.82	5.54

Net asset value, end of year	$25.66	$20.02	$17.73	$17.72	$13.90

Total Investment Return[3]
Based on net asset value	28.17%	12.92%	0.06%	27.48%	66.27%[4]

Ratios to Average Net Assets[5]
Total expenses	1.54%[6]	1.59%[6]	1.65%[6]	1.65%	1.75%

Net investment loss	(0.27)%[6]	(0.23)%[6]	(0.50)%[6]	(0.33)%	(0.05)%

Supplemental Data
Net assets, end of year (000)	$28,444	$27,877	$30,620	$42,078	$39,126

Portfolio turnover of the Master LLC	61%	51%	45%	52%	79%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total investment return. Not including these proceeds, the Fund’s total investment return would have been 66.03%.

[5]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

See Notes to Financial Statements.

14	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014

Notes to Financial Statements	BlackRock Value Opportunities Fund, Inc.

1. Organization:

BlackRock Value Opportunities Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Master Value Opportunities LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. The percentage of the Master LLC owned by the Fund at March 31, 2014 was 99.4%. As such, the financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 2 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted on a trade date basis. The Fund records daily its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended March 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Fund entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014	15

Notes to Financial Statements (continued)	BlackRock Value Opportunities Fund, Inc.

the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended March 31, 2014, the Fund paid the following to affiliates in return for these services, which is included in transfer agent — class specific in the Statement of Operations:

Institutional	$126,452
Investor A	$76

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended March 31, 2014, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$7,911
Investor A	$4,562
Investor B	$368
Investor C	$2,158
Class R	$715

For the year ended March 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $12,014.

For the year ended March 31, 2014, affiliates received CDSCs as follows:

Investor A	$210
Investor B	$1,429
Investor C	$2,423

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer in the Statement of Operations.

4. Income Tax Information:

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of March 31, 2014 attributable to foreign currency transactions, a net operating loss and income recognized from real estate investment trusts were reclassified to the following accounts:

Paid-in capital	$(187,165)
Accumulated net investment loss	$207,251
Accumulated net realized loss allocated from the Master LLC	$(20,086)

As of March 31, 2014, the tax components of accumulated net earnings were as follows:

Capital loss carryforwards	$(175,284,568)
Net unrealized gains*	242,280,682
Qualified late-year losses**	(2,577,563)

Total	$64,418,551

*	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing of income recognition on partnership interests.
**	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending March 31, 2015.

As of March 31, 2014, the Fund had a capital loss carryforward of $175,284,568 available to offset future realized capital gains, all of which is due to expire March 31, 2018.

During the year ended March 31, 2014, the Fund utilized $186,007,876 of its capital loss carryforward.

16	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014

Notes to Financial Statements (concluded)	BlackRock Value Opportunities Fund, Inc.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended March 31, 2014		Year Ended March 31, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,248,461	$34,600,719	2,507,584	$54,317,091
Shares redeemed	(2,920,710)	(83,354,922)	(2,610,574)	(56,495,928)

Net decrease	(1,672,249)	$(48,754,203)	(102,990)	$(2,178,837)

Investor A
Shares sold and automatic conversion of shares	2,381,624	$63,831,957	3,284,112	$68,463,333
Shares redeemed	(4,217,952)	(112,711,643)	(4,683,710)	(97,764,309)

Net decrease	(1,836,328)	$(48,879,686)	(1,399,598)	$(29,300,976)

Investor B
Shares sold	60,773	$1,329,996	250,790	$4,264,854
Shares redeemed and automatic conversion of shares	(783,940)	(16,710,199)	(2,219,907)	(37,648,678)

Net decrease	(723,167)	$(15,380,203)	(1,969,117)	$(33,383,824)

Investor C
Shares sold	1,127,181	$23,795,616	1,037,433	$17,067,760
Shares redeemed	(2,170,789)	(45,639,787)	(3,000,783)	(48,906,953)

Net decrease	(1,043,608)	$(21,844,171)	(1,963,350)	$(31,839,193)

Class R
Shares sold	398,538	$8,990,342	451,873	$7,876,850
Shares redeemed	(682,233)	(15,420,611)	(786,444)	(13,678,950)

Net decrease	(283,695)	$(6,430,269)	(334,571)	$(5,802,100)

Total Net Decrease	(5,559,047)	$(141,288,532)	(5,769,626)	$(102,504,930)

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014	17

Report of Independent Registered Public Accounting Firm	BlackRock Value Opportunities Fund, Inc.

To the Board of Directors and Shareholders of BlackRock Value Opportunities Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Value Opportunities Fund, Inc. (the “Fund”), including the schedule of investments, as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Value Opportunities Fund, Inc. as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

May 28, 2014

18	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014

Master LLC Portfolio Information	Master Value Opportunities LLC

As of March 31, 2014

Ten Largest Holdings	Percent of Long-Term Investments

NorthWestern Corp.	2%
OraSure Technologies, Inc.	2
Moog, Inc., Class A	1
Pennsylvania Real Estate Investment Trust	1
ALLETE, Inc.	1
Myriad Genetics, Inc.	1
Rouse Properties, Inc.	1
Invacare Corp.	1
SYNNEX Corp.	1
Anixter International, Inc.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	17%
Consumer Discretionary	17
Financials	17
Health Care	13
Industrials	12
Energy	8
Utilities	8
Materials	6
Consumer Staples	2

For Master LLC compliance purposes, the Master LLC’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014	19

Schedule of Investments March 31, 2014	Master Value Opportunities LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.0%
Esterline Technologies Corp. (a)(b)	71,800	$7,649,572
The KEYW Holding Corp. (a)(b)	321,900	6,022,749
Moog, Inc., Class A (a)	217,200	14,228,772
Orbital Sciences Corp. (a)	131,000	3,654,900

		31,555,993
Auto Components — 1.1%
Tenneco, Inc. (a)	187,257	10,874,014
Automobiles — 0.8%
Thor Industries, Inc.	131,898	8,053,692
Banks — 6.0%
Banner Corp.	151,999	6,263,879
BBCN Bancorp, Inc.	238,000	4,079,320
Boston Private Financial Holdings, Inc.	393,376	5,322,377
Cathay General Bancorp	109,396	2,755,685
Hanmi Financial Corp.	429,600	10,009,680
Old National Bancorp	548,200	8,173,662
PrivateBancorp, Inc.	212,900	6,495,579
Umpqua Holdings Corp.	297,700	5,549,128
Wintrust Financial Corp.	267,700	13,026,282

		61,675,592
Beverages — 0.6%
Cott Corp.	703,808	5,961,254
Biotechnology — 2.6%
Arena Pharmaceuticals, Inc. (a)(b)	692,930	4,365,459
ArQule, Inc. (a)	430,977	883,503
MannKind Corp. (a)(b)	1,234,725	4,963,595
Myriad Genetics, Inc. (a)(b)	404,402	13,826,504
XOMA Corp. (a)	473,342	2,466,112

		26,505,173
Building Products — 1.4%
Continental Building Products, Inc. (a)	379,700	7,153,548
Norcraft Cos., Inc. (a)	463,900	7,853,827

		15,007,375
Capital Markets — 2.0%
Artisan Partners Asset Management, Inc., Class A	19,600	1,259,300
Investment Technology Group, Inc. (a)	186,000	3,757,200
Marcus & Millichap, Inc. (a)	578,940	10,328,290
Stifel Financial Corp. (a)	108,400	5,393,984

		20,738,774
Chemicals — 3.2%
Axiall Corp.	151,078	6,786,424
Huntsman Corp.	229,100	5,594,622
Kraton Performance Polymers, Inc. (a)	377,195	9,859,877
OM Group, Inc.	179,700	5,969,634
Rockwood Holdings, Inc.	71,155	5,293,932

		33,504,489
Communications Equipment — 3.0%
ARRIS Group, Inc. (a)	243,900	6,873,102
Digi International, Inc. (a)	563,800	5,722,570
Harmonic, Inc. (a)	989,400	7,064,316
Ixia (a)	539,600	6,745,000
Procera Networks, Inc. (a)(b)	404,400	4,201,716

		30,606,704

Common Stocks	Shares	Value
Construction & Engineering — 2.3%
EMCOR Group, Inc.	176,800	$8,272,472
MYR Group, Inc. (a)	336,500	8,520,180
Orion Marine Group, Inc. (a)	518,541	6,518,060

		23,310,712
Consumer Finance — 0.6%
Springleaf Holdings, Inc. (a)	260,000	6,539,000
Containers & Packaging — 0.5%
Rock Tenn Co., Class A	48,380	5,107,477
Diversified Consumer Services — 1.2%
Apollo Education Group, Inc. (a)(b)	271,515	9,296,674
Lincoln Educational Services Corp.	719,420	2,712,213
Regis Corp.	67,860	929,682

		12,938,569
Electric Utilities — 3.8%
ALLETE, Inc.	266,700	13,980,414
El Paso Electric Co.	296,000	10,576,080
Hawaiian Electric Industries, Inc. (b)	267,500	6,799,850
PNM Resources, Inc.	294,100	7,949,523

		39,305,867
Electronic Equipment, Instruments & Components — 6.0%
Anixter International, Inc.	128,400	13,035,168
Ingram Micro, Inc., Class A (a)	296,300	8,758,628
OSI Systems, Inc. (a)	166,700	9,978,662
Plexus Corp. (a)	123,300	4,940,631
Rofin-Sinar Technologies, Inc. (a)	279,800	6,704,008
ScanSource, Inc. (a)	146,600	5,976,882
SYNNEX Corp. (a)	217,400	13,176,614

		62,570,593
Energy Equipment & Services — 2.9%
McDermott International, Inc. (a)(b)	806,200	6,304,484
Pioneer Energy Services Corp. (a)	777,296	10,065,983
Superior Energy Services, Inc.	254,300	7,822,268
TETRA Technologies, Inc. (a)(b)	440,800	5,642,240

		29,834,975
Food & Staples Retailing — 1.1%
SUPERVALU, Inc. (a)	1,625,500	11,118,420
Food Products — 0.8%
Pinnacle Foods, Inc.	277,310	8,280,477
Gas Utilities — 2.2%
Northwest Natural Gas Co.	79,700	3,507,597
South Jersey Industries, Inc.	192,100	10,774,889
Southwest Gas Corp.	159,000	8,498,550

		22,781,036
Health Care Equipment & Supplies — 6.6%
CONMED Corp.	117,608	5,110,068
Hansen Medical, Inc. (a)(b)	3,304,601	8,591,963
Invacare Corp.	708,181	13,505,012
Lumenis Ltd., Class B (a)	503,368	5,677,991
NuVasive, Inc. (a)	317,270	12,186,341
OraSure Technologies, Inc. (a)	1,951,720	15,555,208
Wright Medical Group, Inc. (a)	262,874	8,167,495

		68,794,078

See Notes to Financial Statements.

20	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014

Schedule of Investments (continued)	Master Value Opportunities LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Providers & Services — 2.4%
Gentiva Health Services, Inc. (a)	515,410	$4,700,539
LCA-Vision, Inc. (a)(c)	1,955,583	10,462,369
Owens & Minor, Inc.	266,923	9,350,313

		24,513,221
Hotels, Restaurants & Leisure — 2.2%
Brinker International, Inc.	120,975	6,345,139
Papa John’s International, Inc.	139,944	7,292,482
Pinnacle Entertainment, Inc. (a)	386,821	9,167,658

		22,805,279
Household Durables — 1.3%
The New Home Co., Inc. (a)	217,500	3,097,200
SodaStream International Ltd. (a)(b)	93,906	4,141,255
Taylor Morrison Home Corp., Class A (a)	244,829	5,753,481

		12,991,936
Insurance — 0.8%
Fidelity & Guaranty Life	309,400	7,301,840
Selective Insurance Group, Inc.	41,400	965,448

		8,267,288
Internet & Catalog Retail — 0.3%
dELiA*s, Inc. (a)(b)(c)	3,738,985	3,140,747
Internet Software & Services — 0.4%
Millennial Media, Inc. (a)	565,783	3,915,218
IT Services — 0.5%
Euronet Worldwide, Inc. (a)	118,358	4,922,509
Leisure Products — 0.4%
LeapFrog Enterprises, Inc. (a)(b)	547,108	4,103,310
Life Sciences Tools & Services — 1.1%
Pacific Biosciences of California, Inc. (a)	2,047,233	10,952,696
Machinery — 4.0%
Albany International Corp., Class A	72,200	2,565,988
Barnes Group, Inc.	176,500	6,789,955
CIRCOR International, Inc.	53,929	3,954,614
Crane Co.	102,700	7,307,105
EnPro Industries, Inc. (a)	69,300	5,036,031
Kennametal, Inc.	119,400	5,289,420
RBC Bearings, Inc. (a)(b)	166,700	10,618,790

		41,561,903
Media — 2.2%
AMC Entertainment Holdings, Inc., Class A (a)	266,200	6,455,350
Carmike Cinemas, Inc. (a)	261,774	7,816,572
Live Nation Entertainment, Inc. (a)	394,660	8,583,855

		22,855,777
Metals & Mining — 1.7%
Haynes International, Inc.	200,195	10,810,530
Materion Corp.	78,486	2,663,030
Stillwater Mining Co. (a)	244,800	3,625,488

		17,099,048
Multiline Retail — 0.8%
Fred’s, Inc., Class A	463,834	8,353,650
Multi-Utilities — 1.6%
NorthWestern Corp.	354,800	16,828,164
Oil, Gas & Consumable Fuels — 5.7%
Africa Oil Corp. (a)(b)	1,037,500	6,954,206

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Bill Barrett Corp. (a)(b)	257,500	$6,592,000
Callon Petroleum Co. (a)	422,400	3,535,488
Emerald Oil, Inc. (a)(b)	932,017	6,263,154
Navigator Holdings Ltd. (a)	158,200	4,113,200
Oasis Petroleum, Inc. (a)(b)	243,324	10,153,910
Ship Finance International Ltd.	446,400	8,021,808
SM Energy Co.	103,400	7,371,386
StealthGas, Inc. (a)	491,800	5,591,766

		58,596,918
Paper & Forest Products — 0.2%
Schweitzer-Mauduit International, Inc.	58,140	2,476,183
Professional Services — 0.9%
Kforce, Inc.	451,900	9,634,508
Real Estate Investment Trusts (REITs) — 6.3%
Ashford Hospitality Prime, Inc.	479,522	7,250,373
Corporate Office Properties Trust (b)	230,960	6,152,774
CyrusOne, Inc.	624,539	13,009,147
Education Realty Trust, Inc.	1,161,195	11,460,995
Pennsylvania Real Estate Investment Trust	786,448	14,195,386
Rouse Properties, Inc.	787,603	13,578,276

		65,646,951
Semiconductors & Semiconductor Equipment — 2.7%
DSP Group, Inc. (a)	719,437	6,215,936
Exar Corp. (a)(b)	205,300	2,453,335
RF Micro Devices, Inc. (a)	1,110,717	8,752,450
Teradyne, Inc. (a)	235,300	4,680,117
Veeco Instruments, Inc. (a)	141,600	5,937,288

		28,039,126
Software — 3.4%
Bottomline Technologies, Inc. (a)(b)	244,297	8,587,040
Monotype Imaging Holdings, Inc.	75,337	2,270,657
PTC, Inc. (a)	225,400	7,985,922
Take-Two Interactive Software, Inc. (a)	402,800	8,833,404
TIBCO Software, Inc. (a)	364,600	7,408,672

		35,085,695
Specialty Retail — 5.4%
Abercrombie & Fitch Co., Class A	316,383	12,180,745
The Children’s Place Retail Stores, Inc. (a)	143,148	7,130,202
Express, Inc. (a)(b)	268,904	4,270,195
Genesco, Inc. (a)	146,619	10,933,379
Murphy USA, Inc. (a)	137,333	5,574,346
Office Depot, Inc. (a)(b)	1,921,134	7,934,283
Penske Automotive Group, Inc.	136,043	5,817,199
Stage Stores, Inc.	97,562	2,385,391

		56,225,740
Technology Hardware, Storage & Peripherals — 1.2%
NCR Corp. (a)	162,243	5,929,982
Silicon Graphics International Corp. (a)	523,807	6,432,350

		12,362,332
Textiles, Apparel & Luxury Goods — 1.2%
G-III Apparel Group Ltd. (a)(b)	84,637	6,058,316
Vera Bradley, Inc. (a)(b)	244,446	6,597,597

		12,655,913

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014	21

Schedule of Investments (continued)	Master Value Opportunities LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Thrifts & Mortgage Finance — 0.9%
Northwest Bancshares, Inc.	653,000	$9,533,800
Total Common Stocks — 99.3%		1,027,632,176

Warrants (d)
Biotechnology — 0.0%
MannKind Corp. (Issued/exercisable 2/06/12, 0.6 Share for 1 Warrant, Expires 2/08/16, Strike Price $2.40)	220,500	343,980
XOMA Corp. (Issued/exercisable 3/09/12, 0.50 Share for 1 Warrant, Expires 3/09/17, Strike Price $1.76)	202,350	349,054
Total Warrants — 0.0%		693,034
Total Long-Term Investments (Cost — $778,764,127) — 99.3%		1,028,325,210

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (e)(f)	6,684,642	$6,684,642

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.16% (e)(f)(g)	$114,195	114,194,743
Total Short-Term Securities (Cost — $120,879,385) — 11.7%		120,879,385
Total Investments (Cost — $899,643,512*) — 111.0%		1,149,204,595
Liabilities in Excess of Other Assets — (11.0)%		(114,138,297)

Net Assets — 100.0%		$1,035,066,298

Notes to Schedule of Investments

*	As of March 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$905,532,957

Gross unrealized appreciation	$260,443,871
Gross unrealized depreciation	(16,772,233)

Net unrealized appreciation	$243,671,638

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in issuers (whereby the Master LLC held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the year ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at March 31, 2013	Shares Purchased	Shares Sold	Shares Held at March 31, 2014	Value Held at March 31, 2014	Income	Realized Loss
dELiA*s, Inc.	—	3,780,485	(41,500)	3,738,985	$3,140,747	—	$(22,637)
LCA-Vision, Inc.	1,496,716	458,867	—	1,955,583	$10,462,369	—	—

(d)	Warrants entitle the Master LLC to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.
(e)	Represents the current yield as of report date.
(f)	Investments in issuers considered to be an affiliate of the Master LLC during the year ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at March 31, 2013	Net Activity	Shares/Beneficial Interest Held at March 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	23,663,723	(16,979,081)	6,684,642	$10,247
BlackRock Liquidity Series, LLC, Money Market Series	$133,618,177	$(19,423,434)	$114,194,743	$1,169,442

(g)	Security was purchased with the cash collateral from loaned securities. The Master LLC may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Master LLC compliance purposes, the Master LLC’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

22	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014

Schedule of Investments (concluded)	Master Value Opportunities LLC

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master LLC’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$1,027,632,176	—	—	$1,027,632,176
Warrants	343,980	—	$349,054	693,034
Short-Term Securities	6,684,642	$114,194,743	—	120,879,385
Total	$1,034,660,798	$114,194,743	$349,054	$1,149,204,595

[1] See above Schedule of Investments for values in each industry.

The carrying amount for certain of the Master LLC’s assets and/or liabilities approximates fair value for financial statement purposes. As of March 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$482	—	—	$482
Liabilities:
Collateral on securities loaned at value	—	$(114,194,743)	—	(114,194,743)
Bank overdraft	—	(5,204)	—	(5,204)
Total	$482	$(114,199,947)	—	$(114,199,465)

There were no transfers between levels during the year ended March 31, 2014.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014	23

Statement of Assets and Liabilities	Master Value Opportunities LLC

March 31, 2014

Assets
Investments at value — unaffiliated (including securities loaned at value of $112,061,866) (cost — $767,054,379)	$1,014,722,094
Investments at value — affiliated (cost — $132,589,133)	134,482,501
Foreign currency at value (cost — $503)	482
Investments sold receivable	7,597,749
Dividends receivable — unaffiliated	554,473
Securities lending income receivable — affiliated	220,456
Dividends receivable — affiliated	452
Prepaid expenses	8,211

Total assets	1,157,586,418

Liabilities
Bank overdraft	5,204
Collateral on securities loaned at value	114,194,743
Investments purchased payable	6,181,117
Withdrawals payable to investors	1,564,008
Investment advisory fees payable	442,560
Directors’ fees payable	10,248
Other affiliates payable	2,440
Other accrued expenses payable	119,800

Total liabilities	122,520,120

Net Assets	$1,035,066,298

Net Assets Consist of
Investors’ capital	$785,505,236
Net unrealized appreciation/depreciation	249,561,062

Net Assets	$1,035,066,298

See Notes to Financial Statements.

24	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014

Statement of Operations	Master Value Opportunities LLC

Year Ended March 31, 2014

Investment Income
Dividends — unaffiliated	$11,111,575
Foreign taxes withheld	(24,409)
Securities lending — affiliated — net	1,169,442
Dividends — affiliated	10,247
Other income — affiliated	139,900

Total income	12,406,755

Expenses
Investment advisory	4,915,116
Accounting services	215,935
Custodian	90,039
Professional	57,591
Directors	32,434
Printing	2,313
Miscellaneous	32,065

Total expenses	5,345,493
Less fees waived by Manager	(16,710)

Total expenses after fees waived	5,328,783

Net investment income	7,077,972

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	188,857,933
Investments — affiliated	(22,637)
Foreign currency transactions	(303)

188,834,993

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	56,175,151
Investments — affiliated	1,893,368
Foreign currency translations	(13)

58,068,506

Total realized and unrealized gain	246,903,499

Net Increase in Net Assets Resulting from Operations	$253,981,471

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014	25

Statements of Changes in Net Assets	Master Value Opportunities LLC

	Year Ended March 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$7,077,972	$6,923,263
Net realized gain	188,834,993	100,151,844
Net change in unrealized appreciation/depreciation	58,068,506	5,800,288

Net increase in net assets resulting from operations	253,981,471	112,875,395

Capital Transactions
Proceeds from contributions	132,740,767	97,521,554
Value of withdrawals	(281,778,459)	(208,867,485)

Net decrease in net assets derived from capital transactions	(149,037,692)	(111,345,931)

Net Assets
Total increase in net assets	104,943,779	1,529,464
Beginning of year	930,122,519	928,593,055

End of year	$1,035,066,298	$930,122,519

Financial Highlights	Master Value Opportunities LLC

	Year Ended March 31,
	2014	2013	2012	2011	2010

Total Investment Return
Total investment return	29.39%	14.01%	1.17%	28.70%	68.13%[1]

Ratios to Average Net Assets
Total expenses	0.54%	0.55%	0.54%	0.54%	0.55%

Total expenses after fees waived[2]	0.54%	0.55%	0.54%	0.54%	0.55%

Net investment income	0.72%	0.81%	0.62%	0.78%	1.14%

Supplemental Data
Net assets, end of year (000)	$1,035,066	$930,123	$928,593	$1,235,622	$1,056,751

Portfolio turnover	61%	51%	45%	52%	79%

[1]	Includes proceeds received from a settlement of litigation, which impacted the Master LLC’s total return. Not including these proceeds, the Master LLC’s total investment return would have been 67.83%.

[2]	Includes allocated fees waived of less than 0.005%.

See Notes to Financial Statements.

26	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014

Notes to Financial Statements	Master Value Opportunities LLC

1. Organization:

Master Value Opportunities LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Master LLC, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Master LLC’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master LLC:

Valuation: U.S. GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master LLC for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

The Master LLC values its investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Master LLC may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master LLC might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist including regular due diligence of the Master LLC’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014	27

Notes to Financial Statements (continued)	Master Value Opportunities LLC

not be reflected in the computation of the Master LLC’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Master LLC uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Master LLC’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Master LLC’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master LLC does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master LLC reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Income Taxes: The Master LLC is classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the

Master LLC’s assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master LLC files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLC’s U.S. federal tax returns remains open for each of the four years ended March 31, 2014. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master LLC’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLC has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Master LLC may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Master LLC is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master LLC and any additional required collateral is delivered to the Master LLC on the next business day. During the term of the loan, the Master LLC earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of March 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities

28	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014

Notes to Financial Statements (continued)	Master Value Opportunities LLC

lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master LLC under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master LLC, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master LLC can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Master LLC’s securities lending agreements by counterparty which are subject to offset under an MSLA as of March 31, 2014:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BNP Paribas S.A.	$88,200	$(88,200)	—
Citigroup Global Markets, Inc.	7,749,301	(7,749,301)	—
Credit Suisse Securities (USA) LLC	456,150	(456,150)	—
Deutsche Bank AG	116,005	(116,005)	—
Goldman Sachs & Co.	33,936,132	(33,936,132)	—
JP Morgan Securities LLC	11,782,688	(11,782,688)	—
Morgan Stanley	47,623,884	(47,623,884)	—
UBS Securities LLC	10,309,506	(10,309,506)	—

Total	$112,061,866	$(112,061,866)	—

[1]

Collateral with a value of $114,194,743 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master LLC benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent. The Master LLC could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Master LLC entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Master LLC pays the Manager a monthly fee based on a percentage of the Master LLC’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion - $1.5 Billion	0.475%
Greater than $1.5 Billion	0.450%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master LLC’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master LLC to the Manager.

For the year ended March 31, 2014, the Master LLC reimbursed the Manager $9,955 for certain accounting services, which is included in accounting services in the Statement of Operations.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master LLC, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master LLC is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Master LLC.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master LLC retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014	29

Notes to Financial Statements (concluded)	Master Value Opportunities LLC

Pursuant to a securities lending agreement effective February 1, 2014, the Master LLC retains 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013, the Master LLC, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, the Master LLC retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by the Master LLC is shown as securities lending – affiliated – net in the Statement of Operations. For the year ended March 31, 2014, the Master LLC paid BIM $584,245 for securities lending agent services.

The Master LLC recorded a payment from an affiliate to compensate for forgone securities lending revenue in the amount of $139,900, which is shown as other income – affiliated in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

The Master LLC may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended March 31, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $4,356,667 and $4,147,744, respectively.

5. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 2014, were $590,386,412 and $722,356,183, respectively.

6. Bank Borrowings:

The Master LLC, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Master LLC may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master LLC, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master LLC did not borrow under the credit agreement during the year ended March 31, 2014.

7. Market and Credit Risk:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master LLC may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master LLC.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Master LLC’s financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective April 24, 2014, the credit agreement was terminated and a new agreement was entered into. The Master LLC became a party to a 364-day, $1.1 billion credit agreement, which expires in April 2015. Excluding commitments designated for a certain individual fund, the Master LLC can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed.

30	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014

Report of Independent Registered Public Accounting Firm	Master Value Opportunities LLC

To the Investors and Board of Directors of Master Value Opportunities LLC:

We have audited the accompanying statement of assets and liabilities of Master Value Opportunities LLC (the “Master LLC”), including the schedule of investments, as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion.

An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Value Opportunities LLC, Inc. as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

May 28, 2014

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014	31

Officers and Directors

Name, Address, and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 96 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 1998	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 96 Portfolios	Actavis, Plc (pharmaceuticals)
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 96 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 96 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2002	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	29 RICs consisting of 96 Portfolios	None
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	29 RICs consisting of 96 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 96 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2005	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 96 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	29 RICs consisting of 96 Portfolios	None

32	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014

Officers and Directors (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2003	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	29 RICs consisting of 96 Portfolios	None

[1]     Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Fund’s/Master LLC’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.

[2]     Date shown is the earliest date a person has served for the Fund/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s/Master LLC’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 333 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 96 Portfolios	BlackRock, Inc.
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 333 Portfolios	None

[3]     Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund/Master LLC based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund/Master LLC based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014	33

Officers and Directors (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Fund/Master LLC serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Fund/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540	Custodian The Bank of New York Mellon New York, NY 10286	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

Effective May 14, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Fund/Master LLC and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Fund/Master LLC.

34	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Schedule of Investments

The Fund/Master LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund/Master LLC’s Forms N-Q are available on the SEC’s web-site at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014	35

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

36	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short

Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology

Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015

2017

2019

2021

2023

BlackRock Emerging Markets Flexible Dynamic

Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income

Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal

Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

	LifePath Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2014	37

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

VO-3/14-AR

Item 2 –	Code of Ethics – Each registrant (or “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Value Opportunities Fund, Inc.	$7,363	$7,363	$0	$0	$12,850	$12,850	$0	$0
Master Value Opportunities LLC	$37,113	$36,763	$0	$0	$13,000	$13,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Funds and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

2

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrants on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrants and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrants. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrants will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrants or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrants, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Value Opportunities Fund, Inc.	$12,850	$12,850
Master Value Opportunities LLC	$13,000	$13,000

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to

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paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: June 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: June 2, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: June 2, 2014

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